Other Receivables and Prepayments (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Other Receivables and Prepayments [Abstract]
Advances to employees			$ 130
Deposits on projects		86	22
Prepayment to suppliers		29	24
Others			49
Total	[1]	$ 115	$ 225

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).